Exhibit 10.8
MASTEC, INC.
STOCK OPTION AGREEMENT
     1. Grant of Stock Options. MasTec, Inc. (the “Company”), has granted to the “Optionee” designated below, the “Options” generally described in the Notice of Grant of Stock Option (the “Notice”), which is hereby incorporated by reference, subject to the terms and conditions of the Company’s 2003 Employee Stock Incentive Plan, as amended from time to time (“Plan”). The Company and the Optionee agree that these Options are governed by the terms and conditions of the Plan, as it may be amended from time to time, which are incorporated herein in their entirety. Unless otherwise provided herein, terms used herein that are defined in the Plan (or the Notice) and not defined herein shall have the meanings attributable thereto in the Plan (or the Notice).
     2. Information Describing the Options Granted by this Agreement.
          2.1 Name, Address and Social Security Number of Optionee:
                 ___________________________
                 ___________________________
                 ___________________________
                 ___________________________
          2.2 Total Number of Stock Options Granted:
                 ___________________________
          2.3 Exercise Price Per Share: $___
          2.4 Vesting: Options will vest, and thus become exercisable, in the following amounts on the following dates:

Vesting Date	Number of Options that Become Vested

____________	____________
____________	____________
____________	____________
          2.5 Date of the Grant: ___________________________
          2.6 Expiration Date: ___________________________
          2.7 Type of Option: ___________________________
          2.8 Reloading. The Options granted hereunder are not granted with reload Options.

     3. Termination of Options. The Options granted hereunder will terminate on the earlier of the Expiration Date or the applicable time described below:
          3.1 Death, Disability or Normal Retirement Age. Upon the one year anniversary of the Optionee’s termination of employment and other service with the Company and all Related Companies due to the Optionee’s death, Disability or reaching age 65.
          3.2 Cause or Resignation. Immediately upon termination by the Company of Optionee’s employment and other services with the Company and all Related Companies for Cause, or upon the Optionee’s termination of employment with the Company and all Related Companies for any reason not specified in Section 3.1 above.
          3.3 Any Other Termination of the Employment. Upon the passage of ninety (90) days from the date of the Optionee’s termination of employment and other services with the Company and all Related Companies for any reason other than those specified in Sections 3.1 and 3.2 above.
     4. Method of Exercise. To exercise this Option, the Optionees shall deliver written notice of exercise to the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by payment of the Exercise Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company owned by the Optionee, or the withholding of shares otherwise deliverable upon exercise of the Option, in each case valued at their Fair Market Value on the date of delivery, as the Committee may approve. Promptly following such notice and payment of the Exercise Price, and the Optionee’s payment or making provision satisfactory to the Committee for the payment of, any taxes pursuant to Section 9 hereof, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.
     5. Rights as a Stockholder or to Continued Employment or Service. The Optionee shall not have any rights in respect of shares of Common Stock as to which the Option shall not have been exercised and payment made as provided above. The Optionee shall not have any rights to continued employment by or service with the Company or any Related Company by virtue of the grant of this Option.
     6. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of corporate transactions affecting the Company’s outstanding Common Stock, such as recapitalizations or mergers, the Committee may equitably adjust the number and kinds of shares of Common Stock subject to this Option and the exercise price for such shares, may accelerate the vesting of Options hereunder, may provide for the termination of such Options after at least giving thirty (30) days’ notice to the Optionee, and may take such other action as the Committee may determine to be appropriate pursuant to Section 9 of the Plan.
     7. Option Not Transferable. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee. The naming of a Beneficiary does not constitute a transfer.

     8. Compliance with Securities Laws. It shall be a condition to the Optionee’s right to purchase shares of Common Stock hereunder that the Committee may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.
     9. Payment of Taxes. The Optionee shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee. The Optionee may satisfy the withholding requirements to any one or combination of the following methods:
     (a) payment in cash; or
     (b) if and to the extent permitted by the Committee, payment by surrendering unrestricted previously held shares of Common Stock which have a value equal to the required withholding amount or the withholding of shares of Common Stock that otherwise would be deliverable to the Optionee pursuant to the Option. The Optionee may surrender shares of Common Stock either by attestation or by delivery of a certificate or certificates for shares duly endorsed for transfer to the Company, and if required with medallion level signature guarantee by a member firm of a national stock exchange, by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require).
     The Company and its Related Companies may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.
     10. Administration.
          10.1 The Committee shall have full authority and discretion to decide all matters relating to the administration and interpretation of this Agreement. The Committee shall have full power and authority to pass and decide upon cases in conformity with the objectives of this Agreement under such rules as the Board of Directors of the Company may establish.
          10.2 Any decision made or action taken by the Company, the Board of Directors, or the Committee arising out of, or in connection with, the administration, interpretation, and effect of this Agreement shall be at their absolute discretion and will be conclusive and binding on all persons. No member of the Board of Directors, Committee, or employee of the Company shall be liable for any act or action hereunder, whether of omission or commission, by the Optionee or by any agent to whom duties in connection with the administration of this Agreement have been delegated in accordance with the provision of this Agreement.
     11. Force and Effect. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.
     12. Entire Agreement. This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties after appropriate action by the Committee. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.
     13. Incentive Stock Option Treatment. If this Option is designated in the Notice as an Incentive Stock Option, then the following provisions shall apply:
          13.1 the terms of this Option shall be interpreted in a manner consistent with the intent of the Company and the Optionee that the Option qualify as an Incentive Stock Option under Section 422 of the Code;
          13.2 if any provision of the Plan or this Agreement shall be impermissible in order for the Option to qualify as an Incentive Stock Option, then the Option shall be construed and enforced as if such provision had never been included in the Plan or the Option;
          13.3 if and to the extent that the number of Options granted pursuant to this Agreement exceeds the limitations contained in Section 422 of the Code on the value of shares of Common Stock with respect to which this Option may qualify as an Incentive Stock Option, this Option shall be a Non-Qualified Stock Option; and
          13.4 the Optionee shall notify the Company in writing within thirty (30) days of the disposition of any shares purchased upon exercise of this Option if such disposition occurs with two (2) years of the date of the grant of this Option or within one year after such purchase.
     14. Miscellaneous. This Agreement is subject to and shall be administered and governed in all respects under the laws of the state of Florida without regard to its conflict of law rules. This Agreement is binding upon the Company, its successors and assigns, and the Optionee, and his/her heirs, legal representatives and permitted assigns. Captions are provided for reference, do not form a part of this Agreement and are not admissible to determine the intent of the parties. No waiver, modification or amendment to the terms of this Agreement shall be effective unless in writing signed by the Optionee, and countersigned by a duly constituted representative of the Company after appropriate action by the Committee.

MASTEC, INC.
By:
Its:
________________________________ _________________________________ Optionee

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